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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the filing of our opinion as Exhibit 8 to the Registration Statement on Form S-4 and to the reference to us under the heading "Proposal 1:
Approval of the Merger Agreement--Certain Federal Income Tax Consequences" in such Registration Statement.

                                                 /s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
February 4, 2002